UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2024

CymaBay Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd, Suite 110

Newark, CA 94560

(Address of principal executive offices) (Zip Code)

(510) 293-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CBAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2024, CymaBay Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gilead Sciences, Inc., a Delaware corporation (“Parent”), and Pacific Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). The Merger Agreement provides for the acquisition of the Company by Parent in a two-step all cash transaction, consisting of a tender offer, followed by a subsequent merger of Purchaser with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Parent will cause Purchaser to commence a tender offer (the “Offer”) for all of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Shares”), other than any Excluded Shares (as defined below), at a purchase price of $32.50 per Share (the “Offer Price”), net to the seller in cash, without interest and subject to any required withholding of taxes.

The Offer will initially remain open for 20 business days from the date of commencement of the Offer (unless otherwise agreed to in writing by Parent and the Company). If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived, Purchaser shall, and Parent shall cause Purchaser to, extend the Offer for additional periods of up to 10 business days per extension (with each such period to expire at one minute after 11:59 p.m. Eastern Time on the last business day of such period) (or such other duration as may be agreed in writing by Parent and the Company), to permit such conditions to the Offer to be satisfied.

The obligation of Purchaser to accept for payment Shares validly tendered pursuant to the Offer is subject to customary closing conditions, including: (i) Shares having been validly tendered and not validly withdrawn that, considered together with all other Shares (if any) beneficially owned by Parent and its affiliates, represent one more Share than 50% of the total number of Shares outstanding at the time of the expiration of the Offer (including, for the avoidance of doubt, all Shares that become outstanding as a result of the “cashless exercise” of the outstanding pre-funded warrants of the Company (the “Company Warrants”), as described below) (the “Minimum Condition”); (ii) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (subject to any applicable Material Adverse Effect (as defined in the Merger Agreement) and materiality qualifiers); (iii) the absence of a willful and material breach by the Company of the “no-shop” restrictions described below and the Company’s performance of its other obligations, covenants and agreements under the Merger Agreement in all material respects; (iv) since the date of the Merger Agreement, the absence of any Material Adverse Effect; (v) the expiration or early termination of the waiting period applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and if Parent and the Company have entered into an agreement with any governmental body regarding the timing of the consummation of the Offer, such consummation being permitted under such agreement; and (vi) the absence of any judgment, temporary restraining order, preliminary or permanent injunction or other order, decree or ruling restraining, enjoining or otherwise preventing the acquisition of or payment for Shares pursuant to the Offer or the consummation of the Offer or the Merger or subsequent integration.

As soon as practicable following the acceptance of the Shares validly tendered and not validly withdrawn pursuant to the Offer (the time of such acceptance, the “Offer Acceptance Time”) and the consummation of the Offer, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, the Merger will be effected under Section 251(h) of the Delaware General Corporation Law, as amended (“DGCL”), without a meeting or vote of the Company’s stockholders.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share, other than any Shares (i) held immediately prior to the Effective Time by the Company, Parent, Purchaser or any other wholly-owned subsidiary of Parent (the “Excluded Shares”), (ii) irrevocably accepted for purchase pursuant to the Offer (the “Tendered Shares”) or (iii) for which holders have demanded their rights to be paid the fair value of such Share in accordance with Section 262 of the DGCL (the “Dissenting Shares”), will be converted into the right to receive the Offer Price (the “Merger Consideration”), in cash, without interest and subject to any required withholding taxes.

At the Effective Time, each option to purchase Shares (each, a “Company Option”) that is then outstanding and unexercised, whether or not vested and which has a per share exercise price that is less than the Merger Consideration, will be automatically canceled and converted into the right to receive a lump-sum cash payment equal to (i) the excess of (a) the Merger Consideration over (b) the exercise price payable per Share under such Company Option, multiplied by (ii) the total number of Shares subject to such Company Option immediately prior to the Effective Time. At the Effective Time, each Company Option that is then outstanding and unexercised, whether or not vested and which has a per share exercise price that is equal to or greater than the Merger Consideration, shall be canceled without additional consideration.

At the Effective Time, each award of restricted stock units with respect to Shares (each, a “Company RSU”) that is then outstanding shall be automatically canceled and converted into the right to receive a lump-sum cash payment equal to the product, rounded to the nearest cent, of (i) the number of Shares subject to such Company RSU as of the Effective Time and (ii) the Merger Consideration.

At the Offer Acceptance Time, each pre-funded warrant of the Company (“Company Warrant”) that is outstanding immediately prior to the Effective Time will automatically be deemed to be exercised in full in a “cashless exercise” pursuant to the warrant agreement to which such Company Warrant is subject. At the Effective Time, holders of Shares issued pursuant to such “cashless exercise” of the Company Warrants in accordance with the applicable warrant agreements and the Merger Agreement shall become entitled to the Merger Consideration as described above in respect of Shares other than the Excluded Shares, the Tendered Shares and any Dissenting Shares.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to the terms and conditions of the Merger Agreement, the parties will use reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Offer and the Merger. The Company has agreed that, subject to certain exceptions, during the period from the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company will use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practices and will not take certain actions, in each case, as set forth more fully in the Merger Agreement.

From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms (the “No-Shop Period”), the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals.

Notwithstanding the limitations applicable during the No-Shop Period, prior to the Offer Acceptance Time, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative acquisition proposal that the Board has determined constitutes or would reasonably be expected to result in a Superior Offer and where failure to do so would be inconsistent with fiduciary duties. A “Superior Offer” is a bona fide written acquisition proposal that the Board determines, in its good faith judgment, after consultation with outside legal counsel and its financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal and the person making the proposal and other aspects of the acquisition proposal that the Board deems relevant, and if consummated, would result in a transaction more favorable to the Company’s stockholders (solely in their capacity as such) from a financial point of view than the transactions contemplated by the Merger Agreement, including the Offer and the Merger (including after giving effect to proposals, if any, made by Parent pursuant to the terms of the Merger Agreement).

Prior to the Offer Acceptance Time, the Board may, among other things, (i) change its recommendation that the Company’s stockholders tender their Shares in the Offer or (ii) terminate the Merger Agreement to enter into a binding written definitive acquisition agreement providing for the consummation of a transaction for a Superior Offer (such agreement, a “Specified Agreement”), subject to the Company’s compliance with certain notice and other specified conditions set forth more fully in the Merger Agreement, including a requirement that the Company give Parent the opportunity to propose revisions to the terms of the Merger Agreement during a period following notice.

The Merger Agreement contains certain termination rights for the Company and Parent, including, among others, the right of (i) the Company to terminate the Merger Agreement in order to enter into a Specified Agreement and (ii) Parent to terminate the Merger Agreement as a result of the Board changing its recommendation with respect to the Offer. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee in the amount of $151,600,000.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Purchaser. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by documents filed with, or furnished to, the U.S. Securities and Exchange Commission (the “SEC”) by the Company prior to the date of the Merger Agreement, (iii) have been qualified by confidential disclosures made to Parent and Purchaser in connection with the Merger Agreement, (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (vi) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Bylaws.

On February 11, 2024, the Board adopted an amendment (the “Amendment”) to the Company’s bylaws (as may be amended from time to time, the “Bylaws”), which became effective immediately. The Amendment added a new Article XV to the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for certain legal actions involving the Company will be the Delaware Court of Chancery (or, in the event that the Delaware Court of Chancery lacks subject matter jurisdiction over any such actions, another state or federal court located within the State of Delaware) and (ii) the sole and exclusive forum for certain legal actions arising under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or for which there is exclusive federal or concurrent federal or state jurisdiction, in each case, shall, to the fullest extent permitted by applicable law, be the federal district courts of the United States of America.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 12, 2024, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 11, 2024, by and among CymaBay Therapeutics, Inc., Gilead Sciences, Inc. and Pacific Merger Sub, Inc.

3.1	Amendment to the Bylaws of CymaBay Therapeutics, Inc.

99.1	Press Release dated as of February 12, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules, exhibits and annexes to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules, exhibits and annexes upon request by the SEC.

Additional Information and Where to Find It

The Offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of the Company, nor is it a substitute for any tender offer materials that Parent, Purchaser or the Company will file with the SEC. A solicitation and an offer to buy securities of the Company will be made only pursuant to an offer to purchase and related materials that Parent and Purchaser intend to file with the SEC. At the time the Offer is commenced, Parent and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and the Company thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER. The Offer to Purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of the Company at no expense to them. The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s website at www.sec.gov. Investors and securityholders may also obtain, free of charge, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that the Company has filed with or furnished to the SEC under the “Investors & Media” section of the Company’s website at www.cymabay.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” “believes,” and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Offer, the Merger and other related matters, prospective performance and opportunities, post-closing operations and the outlook for the businesses of the Company and Parent, including, without limitation, the ability of Parent to advance the Company’s product pipeline and successfully commercialize seladelpar; the possibility of unfavorable results from clinical trials; regulatory applications and related timelines; and any assumptions underlying any of the foregoing. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer and the Merger; (ii) the risk that the Offer or the Merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2022 and any subsequent Form 10-Qs. Any forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. The Company does not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	General Counsel

Date: February 12, 2024